Table of Contents
---------------------------------------------------------
USAA Family of Funds                                    1
Message from the President                              2
Investment Review                                       4
Message from the Manager                                5
Shareholder Voting Results                              8
Financial Information:
     Statement of Assets and Liabilities                9
     Portfolio of Investments in Securities            10
     Notes to Portfolio of Investments in Securities   15
     Statement of Operations                           16
     Statements of Changes in Net Assets               17
     Notes to Financial Statements                     18

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Stock Fund, managed by USAA Investment Management Company
(IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark
Office. c1996, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*
                                                                                             Yield
      Investment                   Inception                                Since       7-Day     30-Day(1)
      Objective                       Date      1 yr    5 yrs    10 yrs   Inception    Simple       SEC
      ---------                    ---------   ------  -------   ------   ---------    ------     --------
Capital Appreciation
--------------------
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -           -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)         -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -           -         -
Growth                                4/5/71    32.06    15.56    12.47        -           -         -
Growth & Income                       6/1/93    31.57      -         -      13.74          -         -
International(2)                     7/11/88     8.29    11.98       -       9.51          -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06          -         -

Asset Allocation
----------------
Balanced Strategy                     9/1/95      -        -         -       3.24          -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -           -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81          -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50          -         -
Income Strategy                       9/1/95      -        -         -       9.94          -       4.47

Income - Taxable
----------------
GNMA                                  2/1/91    16.76      -         -       8.64          -       6.64
Income                                3/4/74    24.47    10.91    10.43        -           -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12          -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33          -       6.43

Income - Tax Exempt
-------------------
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -           -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -           -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -           -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01          -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39          -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25          -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43          -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79          -       5.22

Money Market
-------------
Money Market(4)                       2/2/81     5.80     4.54     5.97        -         5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -         4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17        5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70        4.14        -
Florida Tax-Free Money
     Market(3),(4)**                 10/1/93     3.57      -         -       2.90        4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04        4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36        4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21        4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax
   Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.




Message from the President

[A photo of Michael J.C. Roth, President appears here]

We regularly get letters and phone calls from our customers commenting on the things we do and the services we provide. We value all of these communications, whatever their tone. They let us know what we have done wrong and what we have done right.

There have been two events in the past couple of years that generated lots of letters. When I say "lots," I really mean dozens, which is small in relation to our base of over 450,000 shareholders. But, those dozens are meaningful to us as a signal that a chord has been struck, and we pay attention. The first event was the changes we made to our statements, consolidating information on multiple fund accounts into a single mailing. Some of you were uncomfortable with the fact that each fund's activity was no longer on an individual piece of paper in the statement. We hope that by now all of you have noted that the annual statement we sent you in January for the previous year does have separate pages that record all of the transactions for each fund owned. These records can easily be filed by fund.

This time last year when we held some meetings with shareholders in ten cities around the country, we addressed the statement ourselves just to get your feedback. At every meeting there was invariably one person who stood up and said, "I like the new statement." However, there will be some format changes to our statements beginning in April, which I hope all of you will enjoy.

The second event occurred recently. In rushing to meet a deadline, we managed to send out a piece that incorrectly described dollar-cost averaging. In a way, it was good to know how many of you read our pieces carefully because we sure did hear from several of you. It was terribly embarrassing for us, but not altogether bad because we learned from it.

These events are part of a relationship with you that we enjoy. We enjoy it, in large part, because you do not write or call only when something is amiss. You also let us know when we have done well and helped you.
For many years, we have preserved your letters which compliment one of our people, and present that letter to the person you have noted. We call this a "Laurel," and it has been one of the most successful means of recognition for individuals we have ever seen.

We look forward to hearing from you. It helps us serve you better.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



Investment Review
----------------------------------------
INCOME STOCK FUND

OBJECTIVE: Current income with the prospect of increasing dividend income and the potential for capital appreciation.

TYPES OF INVESTMENTS: Common stocks of well-established, large companies with above-average dividend yields.

                                   7/31/95             1/31/96
Net Assets ..................  $1,408.4 Million    $1,644.4 Million
Net Asset Value Per Share....       $14.96              $15.99

Average Annual Total Returns as of 1/31/96
July 31, 1995 to January 31, 1996............       11.52% *
1 Year.......................................       28.59%
5 Years......................................       14.24%
Since inception on May 4, 1987...............       12.26%

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 5/4/87 to 1/31/96, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA Income Stock Fund - $27,543 and the S&P 500 Index - $28,955.]

The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Manager
------------------------
[A photo of Harry W. Miller, Portfolio Manager appears here]


Performance

As of January 31, 1996, your Fund had net assets of $1.644 billion, as compared to $1.408 billion at the time of our last report on July 31, 1995. This increase was due to capital appreciation, reinvestment of dividends and a good net cash flow from you. In addition, the U.S. stock market performed well during this six-month period, and your Fund benefited accordingly.

Outstanding performers during the six-month period were: B.F. Goodrich, Allegheny Power System, Texas Utilities, American Home Products, Bristol-Myers Squibb, Allstate, Deere & Co., Texaco, GTE, NYNEX, and Philip Morris Companies. Sears, Roebuck & Co. and Aetna both did very well, and profits were taken. The real estate investment trusts (REITs) underperformed the market, even though they appreciated. In the convertible preferred stock area, Kaiser Aluminum, Westinghouse Electric and National Semiconductor issues were converted to common stock and mostly sold. (At the end of this reporting period, we still had a small position in Kaiser.)

The dividend to shareholders for calendar 1995 was $.77, compared to $.75 in the previous year. The dividend has increased every year since the Fund's inception in 1987.

        Increasing Dividends
   -------------------------------
                  Annual Income
     Calendar     Dividend per
       Year          Share
       ----          -----
       1987          $.19*
       1988           .48
       1989           .57
       1990           .65
       1991           .68
       1992           .70
       1993           .71
       1994           .75
       1995           .77

 *    From inception on May 4, 1987

Outlook

We expect the following industries to perform above the average in 1996: oils, healthcare - diversified, REITs and telephones.

Oils are a restructuring play in which the companies are dramatically cutting costs to be competitive in a low oil price environment. Among our favorites are Texaco and Occidental Petroleum. If oil prices should rise, this position could be a windfall.

Health care is expected to continue its outstanding performance. For a period of time, companies in the health care industry emphasized cost containment, which set the stage for improved profitability.
Bristol-Myers Squibb is our favorite.

REITs are a relatively small industry which is destined to grow rapidly as more real estate operators securitize their holdings. The securitization allows real estate to be more marketable. Among our favorites are: Public Storage (storage), Beacon Properties (office buildings) and Starwood Lodging (hotels).

Telephones comprise over 10% of the portfolio. We think of them as technology companies - not regulated utilities. As the industry consolidates, we believe there has been an evolution as local telephones enter long distance and vice versa. The customer has choices as never before. Our top picks are GTE and NYNEX.

As for the economy in 1996, it does not appear that we are going into a recession; operating corporate profits are good (but slowing down), interest rates are low, and inflation (at less than 3%) is stable. For the time being, we see these factors continuing.

See page 10 for a complete listing of the Portfolio of Investments in Securities.

       Top 10 Equity Holdings                       Top 10 Industries
         (% of Net Assets)                          (% of Net Assets)
----------------------------------------    ------------------------------------
Bristol-Myers Squibb                 4.8    Real Estate Invest. Trusts     13.2
Philip Morris Companies              4.5    Electric Power                 11.7
GTE                                  4.2    Telephones                     10.3
Allegheny Power System               3.3    Tobacco                         9.2
NYNEX                                3.3    Healthcare - Diversified        7.3
Dow Chemical                         3.2    Oil - Domestic                  6.8
Occidental Petroleum                 2.8    Bank Hldg. Cos. - Money Ctr     4.0
First Chicago NBD Depositary Shares  2.8    Natural Gas Dist. - Pipelines   3.3
Texaco                               2.7    Chemicals                       3.2
American Home Products               2.5    Oil - International             2.7



Shareholder Voting Results
-----------------------------
On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown for the Income Stock Fund only for proposal (2) and in the aggregate for the entire USAA Mutual Fund, Inc. (the Company) for proposals (1) and (3).

(1) Proposal to elect a Board of Directors as follows:
                                Votes          Votes
     Director                    For          Withheld
------------------------------------------------------------
     Hansford T. Johnson*     958,654,342    22,342,020
     Michael J.C. Roth        959,226,525    21,769,837
     John W. Saunders, Jr.    958,343,963    22,652,399
     George E. Brown          953,414,718    27,581,644
     Howard L. Freeman, Jr.   959,776,745    21,219,617
     Richard A. Zucker        947,484,789    33,511,573
     Barbara B. Dreeben       945,379,515    35,616,847

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office terminated on December 31, 1995.

* On December 4, 1995, Hansford T. Johnson announced his departure from the Board effective December 31, 1995. The Board elected M.
Staser Holcomb to succeed Mr. Johnson.

(2) Proposals to amend certain investment restrictions as follows:

                                                   Number of Shares Voting
                                                For       Against     Abstain
                                                ---       -------     -------
Proposal to amend the 5% and 10% issuer     47,996,570   3,557,566   1,857,047
diversification restrictions to apply
to 75% of a Fund's total assets rather
than 100%.

Proposal to amend the restriction           46,259,810   4,974,894   2,176,478
relating to borrowing to allow a Fund
to borrow an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) for temporary or emergency purposes.

Proposal to amend the restriction           46,590,458   4,589,077   2,231,648
relating to lending portfolio securities to permit a Fund to lend up to 33 1/3% of its total assets to other parties.

(3) Proposal to ratify or reject the       919,046,882  22,848,992  39,100,482
selection by the Board of Directors of
KPMG Peat Marwick LLP as auditors for
the Company for the fiscal year ending
July 31, 1995.


Income Stock Fund
Statement of Assets and Liabilities
(In Thousands)

January 31, 1996
(Unaudited)


Assets
  Investments in securities, at market value
    (identified cost of $1,410,290)                                $1,640,561
  Cash                                                                    715
  Receivables:
    Capital shares sold                                                   610
    Dividends and interest                                              4,396
    Securities sold                                                     3,214
                                                                   ----------
      Total assets                                                  1,649,496
                                                                   ----------
Liabilities
  Securities purchased                                                  3,339
  Capital shares redeemed                                                 781
  USAA Investment Management Company                                      682
  USAA Transfer Agency Company                                            233
  Accounts payable and accrued expenses                                    86
                                                                   ----------
      Total liabilities                                                 5,121
                                                                   ----------
         Net assets applicable to capital shares outstanding       $1,644,375
                                                                   ==========
Represented by:
  Paid-in capital                                                  $1,403,765
  Accumulated undistributed net investment income                       3,965
  Accumulated net realized gain on investments                          6,374
  Net unrealized appreciation of investments                          230,271
                                                                   ----------
         Net assets applicable to capital shares outstanding       $1,644,375
                                                                   ==========
  Capital shares outstanding                                          102,838
                                                                   ==========
  Net asset value, redemption price, and offering price per share  $    15.99
                                                                   ==========

See accompanying notes to financial statements.

Income Stock Fund
Portfolio of Investments in Securities

January 31, 1996
(Unaudited)
                                                                     Market
   Number                                                            Value
 of Shares                Security                                   (000)
 ---------                --------                                   -----
                     Common Stocks (78.3%)
             Aerospace/Defense (1.9%)
   427,000   B.F. Goodrich Co.                                    $   31,438
                                                                   ---------
             Aluminum (0.4%)
   444,200   Kaiser Aluminum Corp.*                                    6,163
                                                                   ---------
             Automobiles (1.7%)
   500,000   Chrysler Corp.                                           28,875
                                                                   ---------
             Bank Holding Companies - Major Regional (0.9%)
   500,000   PNC Bank Corp.                                           15,000
                                                                   ---------
             Bank Holding Companies - Money Center (1.2%)
   300,000   Bankers Trust New York Corp.                             19,463
                                                                   ---------
             Chemicals (3.2%)
   700,000   Dow Chemical Co.                                         52,150
                                                                   ---------
             Electric Power (11.7%)
 1,800,000   Allegheny Power System, Inc.                             54,450
   503,300   Central Hudson Gas & Electric Corp.                      15,665
 1,000,000   Houston Industries, Inc.                                 24,000
   300,000   IES Industries, Inc.                                      8,550
   950,700   Portland General Corp.                                   28,283
   400,000   Public Service Co. of Colorado                           14,400
   445,000   Southwestern Public Service Co.                          14,630
   800,000   Texas Utilities Co.                                      32,700
                                                                   ---------
                                                                     192,678
                                                                   ---------
             Healthcare - Diversified (7.3%)
   400,000   American Home Products Corp.                             40,800
   900,000   Bristol-Myers Squibb Co.                                 79,650
                                                                   ---------
                                                                     120,450
                                                                   ---------
             Insurance - Property/Casualty (1.0%)
   370,814   Allstate Corp.                                           16,177
                                                                   ---------
             Machinery - Diversified (1.4%)
   600,000   Deere & Co.                                              22,500
                                                                   ---------
             Manufacturing - Diversified Industries (1.1%)
   280,000   Minnesota Mining & Manufacturing Co.                     18,060
                                                                   ---------
             Natural Gas Distribution - Pipelines (3.3%)
   908,600   National Fuel Gas Co.                                    30,324
   862,700   NICOR, Inc.                                              23,509
                                                                   ---------
                                                                      53,833
                                                                   ---------
             Oil - Domestic (5.5%)
   300,000   Atlantic Richfield Co.                                   34,088
 2,150,000   Occidental Petroleum Corp.                               46,225
   250,000   Pennzoil Co.                                             10,156
                                                                   ---------
                                                                      90,469
                                                                   ---------
             Oil - International (2.7%)
   550,000   Texaco, Inc.                                             44,481
                                                                   ---------
             Publishing (1.2%)
   300,000   Dun & Bradstreet Corp.                                   19,500
                                                                   ---------
             Real Estate Investment Trusts (13.2%)
   400,000   Avalon Properties, Inc.                                   8,900
   500,000   Beacon Properties Corp.                                  12,437
   709,000   Burnham Pacific Properties, Inc.                          7,090
   200,000   Chelsea GCA Realty, Inc.                                  5,800
   503,800   Developers Diversified Realty Corp.                      14,484
   150,000   First Industrial Realty Trust, Inc.                       3,450
   300,000   Gables Residential Trust                                  6,938
   500,000   Glimcher Realty Trust                                     7,687
   300,000   Health Care Property Investors, Inc.                     10,650
   400,000   HGI Realty, Inc.                                          8,750
   250,000   Highwoods Properties, Inc.                                7,625
   114,000   IRT Property Co.                                          1,083
   190,300   JDN Realty Corp.                                          4,377
   450,000   Kimco Realty Corp.                                       11,700
   375,000   Liberty Property Trust                                    8,297
   520,000   Merry Land & Investment Co.                              11,960
   412,400   Nationwide Health Properties, Inc.                       17,527
   250,000   Patriot American Hospitality, Inc.                        6,875
   350,000   Post Properties, Inc.                                    10,894
   600,000   Public Storage, Inc.                                     12,225
    87,100   ROC Communities, Inc.                                     2,145
   150,000   Shurgard Storage Centers, Inc.                            4,050
   124,000   South West Property Trust, Inc.                           1,736
   250,000   Starwood Lodging Trust                                    8,031
   310,000   Storage USA, Inc.                                         9,765
   100,000   Tanger Factory Outlet Centers, Inc.                       2,475
   200,000   Weeks Corp.                                               5,250
   140,000   Weingarten Realty Investors, Inc.                         5,390
                                                                   ---------
                                                                     217,591
                                                                   ---------
             Retail - General Merchandising (2.4%)
   800,000   J.C. Penney Company, Inc.                                39,200
                                                                   ---------
             Savings & Loan Holding Companies (0.7%)
   450,000   Great Western Financial Corp.                            10,800
                                                                   ---------
             Telephones (10.3%)
 1,500,000   GTE Corp.                                                69,000
 1,000,000   NYNEX Corp.                                              53,625
 1,000,000   Pacific Telesis Group                                    29,500
   500,000   U S West Communications Group                            17,562
                                                                   ---------
                                                                     169,687
                                                                   ---------
             Tobacco (7.2%)
   400,000   American Brands, Inc.                                    18,250
   800,000   Philip Morris Companies, Inc.                            74,400
   800,000   RJR Nabisco Holdings Corp.                               26,000
                                                                   ---------
                                                                     118,650
                                                                   ---------
             Total common stocks (cost: $1,068,494)                1,287,165
                                                                   ---------

                         Preferred Stocks (15.0%)
             Airlines (2.1%)
   600,000   Delta Air Lines, Inc. depositary shares "C", $3.50
               cumulative convertible                             $   34,725
                                                                   ---------
             Aluminum (1.2%)
   400,000   Reynolds Metals Co., $3.31 cumulative convertible        19,850
                                                                   ---------
             Auto Parts (0.6%)
   700,000   Mascotech, Inc., $1.20 cumulative convertible             8,750
                                                                   ---------
             Bank Holding Companies - Money Center (2.8%)
   696,500   First Chicago NBD Corp. depositary shares "B",
               5.75% cumulative convertible                           45,446
                                                                   ---------
             Computer Systems (2.4%)
 1,150,000   Unisys Corp. depositary shares "A",
               $3.75 cumulative convertible                           39,819
                                                                   ---------
             Office Equipment & Supplies (1.1%)
   230,400   Alco Standard Corp. depositary shares "BB", 6.50%
               cumulative convertible                                 18,144
                                                                   ---------
             Oil - Domestic (1.3%)
   752,259   Sun Company, Inc. depositary shares "A",
               $1.80 cumulative convertible                           20,969
                                                                   ---------
             Paper & Forest Products (1.5%)
 1,000,000   James River Corp. depositary shares "P",
               9.00% cumulative convertible                           25,125
                                                                   ---------
             Tobacco (2.0%)
 5,000,000   RJR Nabisco Holdings Corp. depositary shares "C",
               $.60 cumulative exchangeable                           33,125
                                                                   ---------
             Total preferred stocks (cost: $234,013)                 245,953
                                                                   ---------

Principal                                                                Market
 Amount                                                  Coupon           Value
 (000)            Security                                Rate  Maturity  (000)
---------         --------                               ------ -------- ------
                     Bonds (4.2%)
$ 1,520 Atlantic Richfield Co. Exchangeable Notes         9.00% 9/15/97 $38,190
  6,810 Cooper Industries, Inc. Convertible Debentures    7.05  1/01/15   7,083
 19,053 Quanex Corp. Convertible Subordinated Debentures  6.88  6/30/07  18,600
  5,483 Time Warner, Inc. Convertible Debentures          8.75  1/10/15   5,751
                                                                        -------
        Total bonds (cost: $69,964)                                      69,624
                                                                        -------
                    Short-Term (2.3%)
             Commercial Paper
 16,823 Commercial Credit Co.                             5.42  2/01/96  16,823
 20,999 Prudential Funding Corp.                          5.65  2/02/96  20,996
                                                                        -------
        Total short-term (cost: $37,819)                                 37,819
                                                                         ------
        Total investments (cost: $1,410,290)                         $1,640,561
                                                                     ==========

------------------
*Non-income producing.


General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


See accompanying notes to financial statements.

Income Stock Fund
Statement of Operations
(In Thousands)

Six-month period ended January 31, 1996
(Unaudited)
Net investment income:
   Income:
      Dividends                                                    $   42,322
      Interest                                                          1,902
                                                                   ----------
         Total income                                                  44,224
                                                                   ----------
   Expenses:
      Management fees                                                   3,810
      Transfer agent's fees                                             1,358
      Custodian's fees                                                    107
      Postage                                                             174
      Shareholder reporting fees                                           54
      Directors' fees                                                       2
      Registration fees                                                    40
      Audit fees                                                           15
      Legal fees                                                            2
      Other                                                                21
                                                                   ----------

        Total expenses                                                  5,583
                                                                   ----------
           Net investment income                                       38,641
                                                                   ----------
Net realized and unrealized gain on investments:
   Net realized gain                                                   12,068
   Change in net unrealized appreciation/depreciation                 114,985
                                                                   ----------
           Net realized and unrealized gain                           127,053
                                                                   ----------
Increase in net assets resulting from operations                   $  165,694
                                                                   ==========

See accompanying notes to financial statements.



Income Stock Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended January 31, 1996
and Year ended July 31, 1995
(Unaudited)


                                                   1/31/96       7/31/95
                                                   -------       -------
From operations:
   Net investment income                        $   38,641    $   66,825
   Net realized gain on investments                 12,068        23,904
   Change in net unrealized
     appreciation/depreciation of investments      114,985       129,417
                                                ----------    ----------
       Increase in net assets resulting
         from operations                           165,694       220,146
                                                ----------    ----------
Distributions to shareholders from:
    Net investment income                          (37,465)      (67,497)
                                                ----------    ----------
    Net realized gains                             (26,301)      (19,454)
                                                ----------    ----------
From capital share transactions:
    Shares sold                                    159,489       236,760
    Shares issued for dividends reinvested          58,750        80,246
    Shares redeemed                                (84,163)     (231,854)
                                                ----------    ----------
       Increase in net assets from capital
         share transactions                        134,076        85,152
                                                ----------    ----------
Net increase in net assets                         236,004       218,347
Net assets:
    Beginning of period                          1,408,371     1,190,024
                                                ----------    ----------
    End of period                               $1,644,375    $1,408,371
                                                ==========    ==========
Undistributed net investment income
  included in net assets:
    Beginning of period                         $    2,689    $    3,361
                                                ==========    ==========
    End of period                               $    3,965    $    2,689
                                                ==========    ==========
Change in shares outstanding:
    Shares sold                                     10,362        17,039
    Shares issued for dividends reinvested           3,836         5,811
    Shares redeemed                                 (5,474)      (16,857)
                                                ----------    ----------
       Increase in shares outstanding                8,724         5,993
                                                ==========    ==========
Authorized shares of $.01 par value                135,000       135,000
                                                ==========    ==========

See accompanying notes to financial statements.



Income Stock Fund
Notes to Financial Statements
(In Thousands)

January 31, 1996
(Unaudited)

(1) Summary of Significant Accounting Policies

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of seven separate funds. The information presented in this semiannual report pertains only to the Income Stock Fund (the Fund). The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to increase accumulated undistributed net investment income and decrease accumulated net realized gain on investments by $100.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

(2) Lines of Credit

The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation, an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets at the lending institution's borrowing rate plus a markup to cover costs. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1996.

(3) Distributions

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.

(4) Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1996 were $386,357 and $290,893, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1996 was $257,496 and $27,225, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

(6) Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1996, the Association and its affiliates owned 4,747 shares (4.6%) of the Fund.

(7) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                             Six-month        Year        Ten-month
                           period ended       ended     period ended
                            January 31,      July 31,      July 31,               Year ended September 30,
                               1996           1995           1994           1993           1992           1991
                               ----           ----           ----           ----           ----           ----
Net asset value at
   beginning of period      $    14.96     $    13.50     $    14.95     $    13.42     $    12.63     $    10.27
Net investment income              .39            .74            .60            .71            .71            .69
Net realized and
   unrealized gain (loss)         1.29           1.69          (1.12)          1.62            .78           2.34
Distributions from net
   investment income              (.38)          (.75)          (.74)          (.71)          (.70)          (.67)
Distributions of realized
   capital gains                  (.27)          (.22)          (.19)          (.09)           -              -
                            ----------     ----------     ----------     ----------     ----------     ----------
Net asset value at
   end of period            $    15.99     $    14.96     $    13.50     $    14.95     $    13.42     $    12.63
                            ==========     ==========     ==========     ==========     ==========     ==========
Total return (%) *               11.52          18.83          (3.53)         18.05          12.14          30.45
Net assets at end
   of period                $1,644,375     $1,408,371     $1,190,024     $1,043,686     $  480,733     $  179,339
Ratio of expenses to
   average net assets (%)          .73(a)         .75            .73(a)         .70            .74            .83
Ratio of net investment
   income to average
   net assets (%)                 5.07(a)        5.34           5.25(a)        5.43           5.99           6.30
Portfolio turnover (%)           19.61          34.94          24.82          26.98          15.79          26.65
Average commission
   rate paid per share      $     .050

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 * Assumes reinvestment of all dividend income and capital gain distributions during the period.


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